EXHIBIT 99.3

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, each of the undersigned parties hereby agrees to file jointly the statement on Schedule 13D (including any amendments thereto) with respect to the shares of common stock, $0.001 par value, of Dune Energy, Inc.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning another party unless such party knows or has reason to believe such information is inaccurate. It is understood and agreed that a copy of this agreement shall be attached as an exhibit to the statement on Schedule 13D, and any amendments thereto, filed on behalf of the parties hereto.

Date: April 22, 2014

WHITEBOX ADVISORS, LLC

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX MULTI-STRATEGY ADVISORS, LLC
WHITEBOX CREDIT ARBITRAGE ADVISORS, LLC
PANDORA SELECT ADVISORS, LLC

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling

Mark Strefling
Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
WHITEBOX MULTI-STRATEGY FUND , L.P.
WHITEBOX MULTI-STRATEGY FUND, LTD.

By:	Whitebox Multi-Strategy Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling

Mark Strefling
Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.
WHITEBOX CREDIT ARBITRAGE FUND , L.P.
WHITEBOX CREDIT ARBITRAGE FUND, LTD.

By:	Whitebox Credit Arbitrage Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling

Mark Strefling
Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.
PANDORA SELECT FUND, L.P.
PANDORA SELECT FUND, LTD.

By:	Pandora Select Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling

Mark Strefling
Chief Operating Officer

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